UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 30, 2019

MARLIN BUSINESS SERVICES CORP.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-50448	38-3686388
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Fellowship Road, Mount Laurel, NJ		08054
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (888) 479-9111

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	MRLN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 30, 2019, at the annual meeting of the shareholders (the “2019 Annual Meeting”) of Marlin Business Services Corp. (the “Company”), shareholders approved the Company’s 2019 Equity Compensation Plan (the “Plan”). The Plan had been approved by the Company’s Board of Directors on April 24, 2019, subject to shareholder approval. A summary of the material terms of the Plan is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission (“SEC”) on April 30, 2019, which summary is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2019 Annual Meeting, the shareholders elected seven Directors to serve until the 2020 Annual Meeting of Shareholders and until their successors are elected and qualified. The vote on each Director is set forth below:

Name	For	Withheld
John J. Calamari	10,208,895 shares	338,403 shares
Lawrence J. DeAngelo	9,118,688 shares	1,428,610 shares
Scott A. Heimes	10,346,740 shares	200,558 shares
Jeffrey A. Hilzinger	10,336,417 shares	210,881 shares
Matthew J. Sullivan	10,217,965 shares	329,333 shares
J. Christopher Teets	10,087,674 shares	459,624 shares
James W. Wert	10,245,527 shares	301,771 shares

There were no broker non-votes.

The shareholders also approved, on an advisory basis, the compensation paid to the Registrant’s named executives as described in the Registrant’s Proxy Statement for the 2019 Annual Meeting.

Such proposal was approved by a vote of 10,376,719 for, 98,167 against and 6,045 abstained. There were 1,065,973 broker non-votes.

The shareholders also approved the Registrant’s 2019 Equity Compensation Plan as described in the Registrant’s Proxy Statement for the 2019 Annual Meeting.

Such proposal was approved by a vote of 10,158,955 for, 316,907 against and 5,069 abstained. There were 1,065,973 broker non-votes.

The shareholders also ratified the appointment and retention of Deloitte & Touche LLP as the Registrant’s independent auditor.

Such ratification was approved by a vote of 11,517,781 for, 25,323 against and 3,800 abstained. There were no broker non-votes.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	2019 Equity Compensation Plan

INDEX TO EXHIBITS

10.1	2019 Equity Compensation Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARLIN BUSINESS SERVICES CORP.
(Registrant)

Date: June 4, 2019	/s/ Edward R. Dietz
Edward R. Dietz
Senior Vice President, General Counsel and
Secretary